AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED NOVEMBER 1, 2012
TO
PROSPECTUS DATED FEBRUARY 29, 2012

(AS SUPPLEMENTED THROUGH JULY 9, 2012)

AMERICAN INDEPENDENCE SMALL CAP GROWTH FUND	AMERICAN INDEPENDENCE LARGE CAP GROWTH FUND
(TICKER SYMBOLS: ASCAX, AIFSX)	(TICKER SYMBOLS: AMLAX, AIFLX)

This Supplement dated November 1, 2012 supersedes the Supplement dated October 31, 2012, and amends certain information that was not updated in the October 31, 2012 Supplement.

Effective November 1, 2012, Chris Jacobs will be managing the American Independence Small Cap Growth Fund and American Independence Large Cap Growth Fund (each a “Fund” and together the “Funds”). Robert Natale will no longer serve as the portfolio manager and American Yellowstone Advisors, LLC will no longer serve as the sub-advisor to the Funds. To reflect these changes, the Prospectus is updated as follows:

1.      Under the Small Cap Growth Fund’s “FUND SUMMARY,” the first sentence of the second paragraph of the sub-section entitled “Principal Investment Strategies, Risks and Performance” is replaced in its entirety with the following:

The portfolio manager uses a variety of analytical research tools and techniques to identify the stocks of smaller-sized companies that meet his investment criteria.

2.      Under each Fund’s “FUND SUMMARY,” the sub-section entitled “Portfolio Management” is replaced in its entirety with the following:

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC. The manager responsible for the day to day management of the Fund is shown below:

Manager Name	Primary Title	Managed the Fund Since
John Christopher “Chris” Jacobs	Portfolio Manager	2012

3.      Under “Fund Management” in the section “MORE ABOUT THE FUNDS,” the entire section under Sub-Advisors with respect to the Large Cap Growth Fund and the Small Cap Growth Fund is removed in its entirety. Under the “Portfolio Managers” section, the following information is added:

Small Cap Growth Fund and Large Cap Growth Fund

John Christopher “Chris” Jacobs. Portfolio Manager. Mr. Jacobs joined AIFS in June 2012. Mr. Jacobs also serves as an Assistant Portfolio Manager for the American Independence Stock Fund. Mr. Jacobs has been a trader and analyst with Yellowstone Partners since 2010. Mr. Jacobs graduated with an undergraduate degree in business management with an emphasis in finance from Brigham Young University-Idaho. He is presently enrolled in the Masters of Banking and Financial Services Management program from Boston University. Shortly after 9/11, Chris joined the U.S. Army Reserves. Having served in Afghanistan, Mr. Jacobs is a veteran of Operation Enduring Freedom.

4.      On September 20, 2012, at the recommendation of American Independence Financial Services, LLC, the investment adviser to the Trust, the Trust’s Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the Large Cap Growth Fund (the “Fund”). Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about December 7, 2012 (the “Liquidation Date”).

Effective November 15, 2012, the Fund is closed to purchases by new shareholders and additional purchases by existing shareholders. The planned liquidation of the Fund may cause the Fund to increase its cash holdings and deviate from its investment objectives and strategies as stated in the Fund’s Prospectus.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectuses under “Redeeming From Your Account” and “Exchanging Shares,” respectively. Shareholders remaining in the Fund just prior to or on the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE